UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 14, 2019

PDC Energy Files Presentation to Set the Record Straight

Highlights Kimmeridge’s Faulty Assertions and Ongoing Efforts to Mislead PDC Shareholders

Urges Shareholders to Vote “For” All Three of Company’s Nominees on the WHITE Proxy Card

DENVER, May 14, 2019 — PDC Energy, Inc. (“PDC” or the “Company”) (Nasdaq: PDCE) today announced it has filed a presentation in connection with its 2019 Annual Meeting of Stockholders (“2019 Annual Meeting”), scheduled for May 29, 2019. The presentation highlights PDC’s successful execution of its operating plan and corrects erroneous and misleading information in the presentations Kimmeridge Energy Management (“Kimmeridge”) recently filed with the Securities and Exchange Commission.

PDC President and Chief Executive Officer, Bart Brookman commented, “Kimmeridge previously advocated dangerous ideas — such as recklessly slashing necessary investments in operations, initiating an excessive dividend, and pursuing self-serving M&A opportunities.  Now that those suggestions have been rejected by analysts and investors, Kimmeridge has resorted to presenting flawed analyses in an effort to mislead PDC shareholders. We continue to urge all PDC shareholders to protect the value of their investment by voting on the WHITE proxy card “FOR” all three of the Company’s nominees.”

Highlights of PDC’s presentation include:

•                  PDC is a best-in-class operator in the Wattenberg area of the DJ Basin, which makes up more than 75% of the Company’s production and proved reserves;

•                  PDC’s wells in the Delaware are among the most prolific in the basin, and PDC is achieving well cost reductions and operational efficiency in the Delaware by successfully applying similar operational improvements it has refined on its Wattenberg acreage;

•                  PDC has significantly improved upon Kimmeridge’s operations in the Delaware Basin post its acquisition, as evidenced in multiple areas, including superior well performance, longer lateral lengths and significantly improved regulatory compliance;

•                  PDC’s peer group is annually refreshed with input from independent third party consultants (including PDC’s compensation consultant Meridian Compensation Partners) based on comparable size, basins, and other operating parameters. Kimmeridge’s peers are ever-changing and self-serving, at times even contradicting its own prior attacks;

•                  PDC compares favorably against its peer group with respect to generally-accepted methodologies for calculating recycle ratio; and

•                  PDC’s G&A falls well within its peer group range when compared to relative production and active wells drilled.

The Company’s presentation and additional materials regarding the Board’s recommendation for the 2019 Annual Meeting can be found at https://votewhiteforpdc.com.

EVERY SHAREHOLDER’S VOTE IS EXTREMELY IMPORTANT,

NO MATTER HOW MANY SHARES ARE OWNED.

Shareholders who have questions or require any assistance voting their shares should contact PDC Energy’s proxy solicitor:

MacKenzie Partners, Inc.

Call Toll-Free: (800) 322-2885 or

(212) 929-5500

Email: proxy@mackenziepartners.com

About PDC Energy, Inc.

PDC Energy, Inc. is a domestic independent exploration and production company that acquires, explores and develops properties for the production of crude oil, natural gas and NGLs, with operations in the Wattenberg Field in Colorado and the Delaware Basin in Reeves and Culberson Counties, Texas. PDC’s operations are focused in the horizontal Niobrara and Codell plays in the Wattenberg Field and in the Wolfcamp zones in the Delaware Basin.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”), Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”) and the United States (“U.S.”) Private Securities Litigation Reform Act of 1995 regarding our business, strategy and the 2019 Annual Meeting. All statements other than statements of historical fact included in and incorporated by reference into this report are “forward-looking statements.” Words such as expect, anticipate, intend, plan, believe, seek, estimate and similar expressions or variations of such words are intended to identify forward-looking statements herein. Although forward-looking statements contained in this press release reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future. Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty.

Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those under the heading “Risk Factors,” made in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2019, and other filings with the SEC for further information on risks and uncertainties that could affect our business, financial condition, results of operations and prospects, which are incorporated by this reference as though fully set forth herein. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this press release or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION

PDC has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for the 2019 Annual Meeting. PDC SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by PDC with the SEC without charge from the SEC’s website at www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from PDC’s website at http://investor.pdce.com/sec-filings.

CERTAIN INFORMATION REGARDING PARTICIPANTS

PDC, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from PDC’s shareholders in connection with the matters to be considered at the 2019 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contacts:

Investors

Michael Edwards

Senior Director Investor Relations

303-860-5820

michael.edwards@pdce.com

Media

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Andrew Siegel

212-355-4449